UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     February 22, 2006 (February 22, 2006)

                         Petrie Stores Liquidating Trust
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       New York                    0-3777                     22-6679945
   ---------------        --------------------------      -----------------
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)

                     201 Route 17
                      Suite 300
                    Rutherford, NJ                               07070
               -----------------------                        -----------
        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code   (201) 635-9637
                                                     --------------

                                 Not Applicable
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         On February 22, 2006, Petrie Stores Liquidating Trust (the "Liquidating Trust") entered into a Premium and Deductible Recoveries Commutation and Release Agreement (the "Release Agreement") with Zurich American Insurance Company ("Zurich"). Pursuant to the Release Agreement, the Liquidating Trust was fully released by Zurich from any and all past, present and future obligations, premium adjustments and other liabilities relating to the general liability, automobile and workers' compensation insurance agreements between Zurich and Petrie Stores Corporation. The Liquidating Trust paid Zurich $1,045,863 in consideration for the release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PETRIE STORES LIQUIDATING TRUST


Date: February 22, 2006                  By: /s/ Stephanie R. Joseph
                                             -----------------------------------
                                             Name: Stephanie R. Joseph
                                             Title: Manager and
                                                    Chief Executive Officer